Risks and Uncertainties	12 Months Ended
Aug. 31, 2025
Risks and Uncertainties [Abstract]
RISKS AND UNCERTAINTIES

23. RISKS AND UNCERTAINTIES

Credit risk

The Group’s assets that are potentially subject to a significant concentration of credit risk primarily consist of bank balances, accounts receivable, net, other receivable and refundable rental deposit. Concentration of credit risk with respect to accounts receivable, net is limited due to the short repayment period.

Bank balances

The Group believes that there is no significant credit risk associated with cash in Hong Kong, which were held by reputable financial institutions in the jurisdiction where the Group’s Hong Kong subsidiaries are located.

The Group’s bank balances that are denominated in foreign currencies of the relevant group entities (whose functional currency is HK$) are set out as below:

	As of August 31,
	2025	2024

Denominated in US$	$3,194,367	$750,251
Denominated in Renminbi (“RMB”)	60	—

Interest rate risk

The Group is exposed to cash flow interest rate risk through changes in interest rates related mainly to the Group’s bank borrowings and bank balances. The Group currently does not have any interest rate hedging policy in relation to fair value interest rate risk and cash flow interest rate risk. The directors monitor the Group’s exposures on an ongoing basis and will consider hedging the interest rate should the need arise.

Sensitivity analysis

The sensitivity analysis below has been determined assuming that a change in interest rates had occurred at the end of the reporting period and had been applied to the exposure to interest rates for financial instruments in existence at that date. 1% increase or decrease is used when reporting interest rate risk internally to key management personnel and represents management’s assessment of the reasonably possible change in interest rates.

If interest rates had been 1% higher or lower and all other variables were held constant, the Group’s post tax loss for the years ended August 31, 2025, 2024 and 2023 would have increased or decreased by approximately $31,593, $34,779 and $22,312, respectively.

Foreign currency risk

As HK$ is pegged to US$, the Group does not expect any significant foreign currency exposure arising from the fluctuation of the US$/HK$ and HK$/US$ exchange rates. As a result, the management of the Group considers that the sensitivity of the Group’s exposure towards the change in foreign exchange rates between US$/HK$ and HK$/US$ is minimal.

Liquidity risk

Liquidity risk is the risk that the Group will encounter difficulty in meeting the obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Group’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Group’s reputation.

Typically, the Group ensures that it has sufficient cash on demand to meet expected operational expenses for a period of twelve months, including the servicing of financial obligations; this excludes the potential impact of extreme circumstances that cannot reasonably be predicted, such as natural disasters.

Market and geographic risk

The Group’s major operations are conducted in Hong Kong. Accordingly, the political, economic, and legal environments in Hong Kong, as well as the general state of Hong Kong’s economy may influence the Group’s business, financial condition, and results of operations.

Concentrations of risk

Credit risk concentration

The Group considered the concentration of credit risk of trade receivables is minimal as no individual customer contributed over 10% of total trade receivables as of August 31, 2025 and 2024.

Customers concentrations

The Group considered the concentration of credit risk of major customer is minimal as no individual customer contributed over 10% of total revenue for the years ended August 31, 2025, 2024 and 2023.

Trade payables concentrations

The following table sets forth information as to each supplier that accounted for top 10% of the Group’s trade payables as of August 31, 2025 and 2024.

	As of August 31, 2025		As of August 31, 2024
Trade payables	Amount $	%	Amount $	%
A	33,617	12.35%	31,036	11.64%
B	32,795	12.05%	38,607	14.48%
D	31,890	11.72%	37,478	14.05%
E	27,996	10.29%	30,116	11.29%

Suppliers concentrations

The following table sets forth information as to each supplier that accounted for top 10% of the Group’s purchase for the years ended August 31, 2025, 2024 and 2023.

	For the year ended August 31, 2025		For the year ended August 31, 2024		For the year ended August 31, 2023
Suppliers	Amount $	%	Amount $	%	Amount $	%
A	230,622	10.4%	337,813	17.1%	*	*
B	*	*	238,153	12.1%	256,665	12.5%
C	*	*	*	*	252,803	12.3%
*	The corresponding purchase did not contribute 10% or more of the total purchase of the Group for the relevant year.